Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment, Net [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET
8.	PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment consist of the following:

	December 31, 2025	December 31, 2024
Office equipment, fixtures and furniture	$8,806	$8,799
Mining equipment	63,672	63,672
Motor vehicle	208	170
Less: Accumulated depreciation	(37,507)	(28,795)
Less: Impairment	(33,589)	(26,703)
Total	$1,590	$17,143

The depreciation expenses for the years ended December 31, 2025, 2024 and 2023 was $8.7 million, $10.9 million and $5.0 million, respectively.

The Company’s mining equipment primarily consists of cryptocurrency mining machines and related infrastructure used in digital asset mining operations. Due to significant changes in market conditions in recent years, including declines in cryptocurrency mining profitability, increases in mining difficulty, technological obsolescence of mining equipment, reduced mining output, and changes in expected future economic benefits, the Company recognized substantial impairment losses on certain mining equipment assets in prior periods.

During the year ended December 31, 2025, the Company recognized additional impairment losses of approximately $5.9 million, primarily related to mining equipment held by FDW Limited, as management concluded that certain mining assets were no longer recoverable based on updated assessments of expected future cash flows, operational utilization, and economic viability.

The determination of impairment involves significant judgment and estimates, including assumptions regarding future mining output, cryptocurrency market conditions, expected utilization, useful lives, residual values, and estimated future cash flows. Actual results could differ materially from those estimates.

The Company continues to evaluate the remaining useful lives, utilization, and recoverability of mining equipment in light of evolving market conditions and operational performance.